Exhibit 4.2

SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of October 29, 2014 by and among Acadia Healthcare Company, Inc., a Delaware corporation (the “Company”), the Persons listed on the Schedule of WCP Investors attached hereto (each, a “WCP Investor” and, collectively, the “WCP Investors”), the Persons listed on the Schedule of Bain Investors attached hereto (each a “Bain Investor” and, collectively, the “Bain Investors”) and the Persons listed on the Schedule of Other Investors attached hereto (each, an “Other Investor” and, collectively, the “Other Investors”) and amends and restates the Amended and Restated Registration Rights Agreement, dated April 1, 2011 (the “Current Agreement”). The Company, the WCP Investors, the Bain Investors and the Other Investors are sometimes collectively referred to herein as the “Parties” and individually as a “Party.” Capitalized terms used and not otherwise defined herein have the meanings set forth in Section 11.

WHEREAS, Acadia Healthcare Holdings, LLC (“Holdings”) and certain of the WCP Investors previously entered into a Registration Rights Agreement, dated as of December 30, 2005 (the “Prior Agreement”);

WHEREAS, Holdings and certain of the WCP Investors were party to that certain Investor Purchase Agreement, dated as of January 31, 2011 (the “WCP Purchase Agreement”), pursuant to which, among other things, such WCP Investors agreed to purchase Class A Units of Holdings;

WHEREAS, Holdings and certain of the Other Investors were party to those certain Executive Purchase Agreements, each dated as of January 31, 2011 (the “Executive Purchase Agreements”), pursuant to which, among other things, such Other Investors agreed to purchase Class A Units of Holdings;

WHEREAS, in order to induce the applicable WCP Investors and the Other Investors to enter into the WCP Purchase Agreement and the Executive Purchase Agreements, respectively, and to consummate the transactions contemplated thereby, Holdings agreed to amend and restate the Prior Agreement in its entirety to provide the registration rights set forth in the Current Agreement;

WHEREAS, the Company was a party to an Agreement and Plan of Merger, dated as of May 23, 2011 (the “PHC Merger Agreement”), pursuant to which PHC, Inc. merged with and into a subsidiary of the Company, and in connection with the transactions contemplated by the PHC Merger Agreement, Holdings distributed the common stock, par value $0.01 per share, of the Company (“Common Stock”) to its equity holders and Holdings was thereafter dissolved;

WHEREAS, the Company has assumed all of the rights and obligations of Holdings under the Current Agreement;

WHEREAS, the Company is a party to that certain Agreement and Plan of Merger, dated October 29, 2014 (the “Merger Agreement”) pursuant to which, among other things, Copper Acquisition Co., Inc., a Delaware corporation and a subsidiary of the Company will be merged with and into CRC Health Group, Inc. (“CRC”) (the “Merger”);

WHEREAS, the Bain Investors will acquire shares of Common Stock as consideration in the merger contemplated by the Merger Agreement and in connection therewith the Company and the WCP Investors have agreed to amend and restate this Agreement to provide the Bain Investors with the registration rights set forth in this Agreement

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Section 1. Demand Registrations.

1A. Requests for Registration. Subject to the terms and conditions of this Agreement, at any time and from time to time following the date hereof, the holders of (i) a majority of the WCP Registrable Securities then outstanding or (ii) a majority of the Bain Registrable Securities then outstanding may (a) request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration (“Long-Form Registrations”) in accordance with Section 1B or (b) if available, request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-3 (including a Shelf Registration) or any similar short-form registration (“Short-Form Registrations”) in accordance with Section 1C and Section 1D. All registrations requested pursuant to this Section 1 by the holders of Registrable Securities (including all Shelf Offerings) are referred to herein as “Demand Registrations.” Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the intended method of distribution. Unless a shorter period of time is provided herein, the Company shall promptly (and in any event within three business days after receipt of any such request), give written notice of such requested registration to all other holders of Registrable Securities and, subject to the terms of Section 1E, shall include in such registration (and in all related registrations and qualifications under state blue sky laws and in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within five business days after the receipt of the Company’s notice.

1B. Long-Form Registrations. The holders of a majority of the WCP Registrable Securities then outstanding and the holders of a majority of the Bain Registrable Securities then outstanding shall each be entitled to four Long-Form Registrations. A registration shall not count against the total number of Long-Form Registrations provided for in this Section 1B unless it has become effective and unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective and whether or not such registration counts against the total number of Long-Form Registrations provided for in this Section 1B; provided further that no Demand Registration shall be deemed to be a Long-Form Registration whenever the Company is permitted to use any applicable short form. All Long-Form Registrations shall be underwritten registrations unless otherwise approved by the holders of a 66 2/3% of the Sponsor Registrable Securities to be included in such registration.

1C. Short-Form Registrations.

(a) In addition to the Long-Form Registrations provided pursuant to Section 1B, the holders of a majority of the WCP Registrable Securities then outstanding and a majority of the Bain Registrable Securities then outstanding shall each be entitled to an unlimited number of

Short-Form Registrations. The Company shall pay all Registration Expenses with respect to Short-Form Registrations, whether or not any such registration has become effective. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form, including Form S-3, and if the managing underwriters (if any) agree to the use of a Short-Form Registration. The Company shall use its reasonable best efforts to make Short-Form Registrations available for the sale of Registrable Securities. If the holders of a majority of the WCP Registrable Securities or the holders of a majority of the Bain Registrable Securities initially requesting a Short-Form Registration request that such Short-Form Registration be filed pursuant to Rule 415 (a “Shelf Registration”), and the Company is qualified to do so, then the Company shall use its reasonable best efforts to cause the registration statement for the Shelf Registration (a “Shelf Registration Statement”) to be filed and to be declared effective under the Securities Act in accordance with Section 4 hereof. If for any reason the Company ceases to be a WKSI or becomes ineligible to utilize Form S-3, then the Company shall prepare and file with the U.S. Securities and Exchange Commission (the “Commission”) one or more registration statements on such form that is available for the sale of Registrable Securities. All Short-Form Registrations shall be underwritten registrations unless otherwise approved by the holders of 66 2/3% of the Sponsor Registrable Securities to be included in such registration.

(b) Without limiting the generality of Section 1C.(a), no later than five business days following the effective date of all of the provisions of this Agreement and subject to receipt of information about CRC required to be included in a shelf registration statement on Form S-3 from CRC and reasonable cooperation of CRC and its counsel and auditors as contemplated below, the Company shall prepare and file with the Commission a Shelf Registration Statement on Form S-3 (which Registration Statement shall be an automatic shelf registration statement as defined in Rule 405 (an “Automatic Shelf Registration Statement”) to the extent that the Company is then eligible to file an Automatic Shelf Registration Statement) with respect to the registration under the Securities Act of the resale of the shares of Common Stock to be issued to the Bain Investors in connection with the Merger (the “Merger Shelf Registration Statement”) (in which Merger Shelf Registration Statement a prospectus sufficient to permit the resale of the shares of Common Stock to be issued to the Bain Investors immediately following the effective time of the Shelf Registration Statement shall be included); provided that if the effective date of all of the provisions of this Agreement occurs within ten business days before or after the date on which the Company’s filings on Form 10-K or Form 10-Q are due, the reference in this sentence to “five business days” shall be deemed to be “ten business days.” The Bain Investors shall provide, and/or shall cause CRC to provide, to the Company as soon as practicable (and in any event within ten business days prior to the closing date of the Merger) such information concerning CRC’s business, affairs and financial statements (including (i) interim financial statements of CRC and its subsidiaries that have been reviewed by CRC’s auditors in accordance with the procedures specified by the Public Company Accounting Oversight Board in AU 722 and (ii) as required to comply with Regulation S-K or Regulation S-X under the Securities Act) as, in the reasonable judgment of the Company and its counsel, is required for inclusion in the Merger Shelf Registration Statement or any other shelf registration statement of the Company filed pursuant to this Agreement or the Current Agreement and the Bain Investors shall cause CRC’s counsel and auditors to cooperate with the Company’s counsel and auditors in the preparation and filing of the Merger Shelf Registration Statement or any other shelf registration statement of the Company filed pursuant to this Agreement or the Current Agreement prior to such time as the Merger is effective, including delivery of consents and customary comfort letters, including as to customary negative assurances and change period coverage with respect to the period following the end of the latest fiscal year or fiscal quarter for which historical financial statements are included in the relevant prospectus. Until such time as the Merger is effective, the Bain Investors shall provide, and/or shall cause CRC to provide to the Company, updates of the documents and information described in the immediately preceding sentence of this paragraph as, in the reasonable judgment of the Company and its counsel, is required to comply with Regulation S-K or Regulation S-X under the Securities Act. The Company shall use its reasonable best efforts to cause such Merger Shelf Registration Statement to become effective immediately upon filing and to keep the Merger Shelf Registration Statement effective until the Bain Investors are each capable of selling all of the Bain Registrable Securities issued to them pursuant to the Merger Agreement, without limitation pursuant to Rule 144 promulgated under the Securities Act or as otherwise provided in this Agreement (or until the Bain Investors no longer hold such Registrable Securities, if earlier).

(c) If the WCP Investors deliver a notice in writing to the Company by no later than ten business days prior to the anticipated effectiveness thereof requesting that the Merger Shelf Registration Statement also register the WCP Registrable Securities, then the Company shall use its reasonable best efforts to register such WCP Registrable Securities for resale on the Merger Shelf Registration Statement (in which case the prospectus included in the Merger Shelf Registration Statement shall be sufficient to permit the resale of the WCP Registrable Securities registered on behalf of the WCP Investors), which registration may be effected by means of filing a joint prospectus covering previously registered WCP Registrable Securities or such other means as requested by the holders of a majority of the WCP Registrable Securities.

(d) The Bain Investors shall cause CRC to cooperate in making all necessary filings with respect to the filing of registration statements referred to in Section 1C.(b) under the Securities Act and U.S. state securities and “blue sky” laws. The Company shall advise the Bain Investors and, to the extent a request has been made for inclusion of the WCP Registrable Securities in the Merger Shelf Registration Statement pursuant to Section 1C.(c), the WCP Investors, of the time of the effectiveness of the Merger Shelf Registration Statement, the filing of any supplement or amendment thereto, the issuance of any stop order relating thereto, the suspension of the qualification of the Registrable Securities issuable in connection with the Merger for offering or sale in any jurisdiction, of any Commission request for an amendment to the Merger Shelf Registration Statement, Commission comments thereon and the Company’s responses thereto or Commission requests for additional information, in each case promptly after its receipt of notice thereof. The Company shall cooperate in the provision to the Bain Investors and, to the extent a request has been made for inclusion of the WCP Registrable Securities in the Merger Shelf Registration Statement pursuant to Section 1C.(c), the WCP Investors, its or their counsel, with a reasonable opportunity to review and comment, on the Merger Shelf Registration Statement, the Company’s response to comments, both written and oral, to the Merger Shelf Registration Statement received from the Commission, or any amendment or supplement to the Merger Shelf Registration Statement prior to filing such with the Commission, and the Company will promptly provide the Bain Investors, and, to the extent a request has been made for inclusion of the WCP Registrable Securities in the Merger Shelf Registration Statement pursuant to Section 1C.(c), the WCP Investors, with a copy of all such filings made with the Commission. Neither the Merger Shelf Registration Statement nor any amendment or supplement to the Merger Shelf Registration Statement shall be filed without the approval of the Bain Investors and, to the extent a request has been made for inclusion of the WCP Registrable Securities in the Merger Shelf Registration Statement pursuant to Section 1C.(c), the WCP Investors, which approval shall not be unreasonably withheld, conditioned or delayed. The Company shall cause the Merger Shelf Registration Statement to comply as to form and substance in all material respects with the applicable requirements of (i) the Exchange Act, (ii) the Securities Act, and (iii) the rules and regulations of NASDAQ, and shall cause the Merger Shelf Registration Statement not to include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

provided, however, that this sentence will not apply to statements included or incorporated by reference in the Merger Shelf Registration Statement or omitted therefrom based upon information furnished in writing to the Company by CRC, the Bain Investors, the WCP Investors (in the case of the WCP Investors, to the extent a request has been made for inclusion of the WCP Registrable Securities in the Merger Shelf Registration Statement pursuant to Section1C.(c)) or any of their respective affiliates or representatives with the prior authorization of CRC, the Bain Investors or the WCP Investors (in the case of the WCP Investors, to the extent a request has been made for inclusion of the WCP Registrable Securities in the Merger Shelf Registration Statement pursuant to Section1C.(c)), as applicable, expressly for use in the Merger Shelf Registration Statement. If, at any time, any event occurs, or any change occurs with respect to any information in the Merger Shelf Registration Statement, or the Company, the Bain Investors or, to the extent a request has been made for inclusion of the WCP Registrable Securities in the Merger Shelf Registration Statement pursuant to Section1C.(c), the WCP Investors, as applicable, should discover any information which is required to be set forth in an amendment or supplement to the Merger Shelf Registration Statement, so that the documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company shall promptly notify the Bain Investors and, to the extent a request has been made for inclusion of the WCP Registrable Securities in the Merger Shelf Registration Statement pursuant to Section 1C.(c), the WCP Investors, or, in the case such discovery is made by the Bain Investors or the WCP Investors, the Bain Investors or the WCP Investors, as applicable, shall notify the Company, and, in each case the Company shall cause an appropriate amendment or supplement describing such information to be promptly filed with the Commission and, to the extent required by law, disseminated to the stockholders of the Company. Notwithstanding anything in this Agreement to the contrary, the costs and expenses incurred by or on behalf of the Bain Investor, the Company and CRC in connection with the Merger Shelf Registration Statement or any of the other matters contemplated by Section 1C.(b)-(d) shall be borne solely and exclusively by the Company.

1D. Shelf Offerings.

(a) In the event that one or more Shelf Registration Statements is effective, the holders of a majority of the WCP Registrable Securities or a majority of the Bain Registrable Securities covered by such Shelf Registration Statements shall each have the right at any time or from time to time to elect to sell pursuant to an offering (including an underwritten offering) Registrable Securities available for sale pursuant to such registration statements (“Shelf Registrable Securities”), so long as the Shelf Registration Statements remain in effect, and the Company shall pay all Registration Expenses in connection therewith. The holders of a majority of the WCP Registrable Securities or the holders of a majority of the Bain Registrable Securities shall make such election by delivering to the Company a written request (a “Shelf Offering Request”) for such offering specifying the number of Shelf Registrable Securities that the holders desire to sell pursuant to such offering (the “Shelf Offering”). As promptly as practicable, but no later than two business days after receipt of a Shelf Offering Request, the Company shall give written notice (the “Shelf Offering Notice”) of such Shelf Offering Request to all other holders of Shelf Registrable Securities. The Company shall include in such Shelf Offering the Shelf Registrable Securities of any other holder of Shelf Registrable Securities that shall have made a written request to the Company for inclusion in such Shelf Offering (which request shall specify the maximum number of Shelf Registrable Securities intended to be disposed of by such holder) within five business days after the receipt of the Shelf Offering Notice. Each holder of Shelf Registrable Securities agrees that such holder shall treat as confidential the receipt of the Shelf Offering Notice and shall not disclose or use the information contained in such Shelf Offering

Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the holder in breach of the terms of this Agreement.

(b) Notwithstanding the foregoing, if the holders of a majority of the WCP Registrable Securities or a majority of the Bain Registrable Securities wish to engage in an underwritten block trade off of a Shelf Registration Statement (either through filing an Automatic Shelf Registration Statement or through a take-down from an already existing Shelf Registration Statement), then notwithstanding the foregoing time periods, such holders only need to notify the Company of the block trade Shelf Offering three business days prior to the day such offering is to commence and the Company shall notify other holders of Registrable Securities and such other holders of Registrable Securities must elect whether or not to participate on the day prior to the day such offering is to commence and the Company shall as expeditiously as possible use its reasonable best efforts to facilitate such offering (which may close as early as three business days after the date it commences); provided that the holders of a majority of the Sponsor Registrable Securities participating in the block trade shall use reasonable best efforts to work with the Company and the underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the underwritten block trade.

(c) The Company shall, at the request of the holders of a majority of the WCP Registrable Securities or the request of the holders of a majority of the Bain Registrable Securities covered by a Shelf Registration Statement, file any prospectus supplement or, if the applicable Shelf Registration Statement is an Automatic Shelf Registration Statement, any post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by the holders of a majority of the WCP Registrable Securities or Bain Registrable Securities to effect such Shelf Offering.

1E. Priority on Demand Registrations. The Company shall not include in any Demand Registration that is an underwritten offering any Registrable Securities that are held by an employee of the Company or any of its Subsidiaries or any person controlled by any such employee without the prior written consent of the managing underwriters and shall not include in any Demand Registration any securities that are not Registrable Securities without the prior written consent of the holders of 66 2/3% of the Sponsor Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, that can be sold without adversely affecting the marketability of the proposed offering, price, timing or method of distribution of the offering, then the Company shall include in such registration only that number of securities which in the opinion of such underwriters can be sold in such offering without adversely affecting the marketability of the offering within such price range, with priority for inclusion to be determined as follows:

(i) With respect to any Demand Registration commenced prior to December 31, 2015 (or such earlier date as the WCP Investors have disposed of in one or more Public Offerings at least 75% of the WCP Registrable Securities held by the WCP Investors as of the date hereof) (the “End Date”), (A) first, the WCP Registrable Securities and Other Registrable Securities requested to be included in such registration in amount up to 75% of the total number of Registrable Securities, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder (B) second the Registrable Securities (other than WCP Registrable Securities and Other Registrable

Securities) requested to be included in such registration, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, and (C) third, any other securities requested to be included in such registration, the inclusion of which the holders of 66 2/3% of the Sponsor Registrable Securities to be included in such registration have consented to in writing, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of such securities owned by each such holder.

(ii) With respect to any Demand Registration commenced after the End Date, (A) first, the Registrable Securities requested to be included in such registration, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, and (ii) second, any other securities requested to be included in such registration, the inclusion of which the holders of 66 2/3% of the Sponsor Registrable Securities to be included in such registration have consented to in writing, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of such securities owned by each such holder.

1F. Restrictions on Demand Registrations. The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Long-Form Registration. The Company may postpone for up to 90 days the filing or the effectiveness of a registration statement (or the use of a Shelf Registration Statement) for a Demand Registration if the Company’s board of directors (or any successor governing body) reasonably determines in its good faith judgment (i) that such Demand Registration (or use of a Shelf Registration Statement) would reasonably be expected to have a material adverse effect on the Company’s or any of its Subsidiaries’ ability to complete any proposal or plan by the Company or any of its Subsidiaries to engage in any material financing, acquisition of assets (other than in the ordinary course of business) or securities, or any material recapitalization, merger, consolidation, tender offer, reorganization or similar material transaction or (ii) except with respect to the Merger Shelf Registration Statement and the filing of the Form 8-K referenced in Section 12N (or any Registration Statement incorporating such financial information regarding CRC), the filing or effectiveness of such registration statement (or the use of the Shelf Registration Statement) would require the inclusion in such registration statement or related prospectus of financial information or pro forma financial statements related to an acquisition or disposition that cannot be produced without unreasonable effort or expense; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn with respect to a Long-Form Registration is so withdrawn, such Demand Registration shall not count against the total number of Long-Form Registrations provided for in Section 1B, and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any consecutive 12-month period.

1G. Selection of Underwriters. If any Demand Registration is an underwritten offering, then the holders of a majority of the Sponsor Registrable Securities included in such Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer such offering.

1H. Other Registration Rights. The Company represents and warrants that neither it nor any of its Subsidiaries is a party to, or otherwise bound by, any agreement granting registration rights to any other Person with respect to any securities of the Company or any of its Subsidiaries (other than this Agreement, the Current Agreement and the Prior Agreement). Except as provided to the holders of Registrable Securities in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities, options or rights convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of 66 2/3% of the Sponsor Registrable Securities then outstanding.

Section 2. Piggyback Registrations.

2A. Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to any Demand Registration or a registration on Form S-4, Form S-8 or any successor form(s)) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice (in any event within three business days) to all holders of Registrable Securities of its intention to effect such a registration and, subject to the terms of Section 2C and Section 2D, shall include in such registration (and in all related registrations or qualifications under blue sky laws and in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt of the Company’s notice; provided that the Company shall not include in any Piggyback Registration that is an underwritten offering any securities that are held by an employee of the Company or any of its Subsidiaries or any Person controlled by any such employee without the prior written consent of the managing underwriters.

2B. Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations, whether or not any such registration has become effective.

2C. Priority on Primary Piggyback Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities that can be sold within a price range acceptable to the Company, then the Company shall include in such registration only that number of securities which in the opinion of such underwriters can be sold in such offering without adversely affecting the marketability of the offering within such price range, with priority for inclusion to be determined as follows:

(i) With respect to any Piggyback Registration commenced prior to the End Date, (A) first, the securities the Company proposes to sell, (B) second, the WCP Registrable Securities and Other Registrable Securities requested to be included in such registration in amount up to 75% of the remaining total Registrable Securities to be sold in the Demand Registration, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, (C) third the Registrable Securities (other than WCP Registrable Securities and Other Registrable Securities) requested to be included in such registration, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, and (D) fourth, any other securities requested to be included in such registration, the inclusion of which the holders of 66 2/3% of the Sponsor Registrable Securities to be included in such registration have consented to in writing, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of such securities owned by each such holder.

(ii) With respect to any Piggyback Registration commenced after the End Date, (A) first, the securities the Company proposes to sell, (B) second, the Registrable Securities requested to be included in such registration, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of

Registrable Securities owned by each such holder, and (C) third, any other securities requested to be included in such registration, the inclusion of which the holders of 66 2/3% of the Sponsor Registrable Securities to be included in such registration have consented to in writing, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of such securities owned by each such holder.

2D. Priority on Secondary Piggyback Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities (other than holders of Registrable Securities) and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities that can be sold within a price range acceptable to the holders of the Company’s securities initially requesting such registration, then the Company shall include in such registration only that number of securities which in the opinion of such underwriters can be sold in such offering without adversely affecting the marketability of the offering within such price range, with priority for inclusion to be determined as follows:

(i) With respect to any Piggyback Registration commenced prior to the End Date, (A) first, the securities requested to be include therein by the holders requesting such registration and the Registrable Securities requested to be include therein by the holders of WCP Registrable Securities and the Other Registrable Securities in amount up to 75% of the total Registrable Securities to be sold in the Demand Registration, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, (B) second, the Registrable Securities (other than WCP Registrable Securities and Other Registrable Securities) requested to be included in such registration, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, and (C) third, any other securities requested to be included in such registration, the inclusion of which the holders of 66 2/3% of the Sponsor Registrable Securities to be included in such registration have consented to in writing, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of such securities owned by each such holder.

(ii) With respect to any Piggyback Registration commenced after the End Date, (A) first, the securities requested to be include therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, (B) second, the Registrable Securities requested to be included in such registration, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, and (C) third, any other securities requested to be included in such registration, the inclusion of which the holders of 66 2/3% of the Sponsor Registrable Securities to be included in such registration have consented to in writing, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of such securities owned by each such holder.

2E. Selection of Underwriters. If any Piggyback Registration is an underwritten offering, then the selection of investment banker(s) and manager(s) for the offering (i) shall be in the discretion of the Company to the extent chosen from any of the joint lead arrangers, joint book managers or the documentation agent under the Company’s amended and restated credit agreement (as such agreement exists as of the date hereof) or any manager of any primary securities offering made by the Company in the three years period ended as of the date of this agreement or (ii) if not chosen from the categories described in clause (i) of this sentence, must be approved by the holders of a majority of the Sponsor Registrable Securities requested to be included in such Piggyback Registration, such approval not to be unreasonably withheld, conditioned or delayed.

Section 3. Holdback Agreements.

3A. No holder of Registrable Securities shall (i) offer, sell, contract to sell, pledge or otherwise dispose of (including sales pursuant to Rule 144), directly or indirectly, any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities (including equity securities of the Company that may be deemed to be owned beneficially by such holder in accordance with the rules and regulations of the Commission) (collectively, “Securities”), (ii) enter into a transaction which would have the same effect as described in clause (i) above, (iii) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences or ownership of any Securities, whether such transaction is to be settled by delivery of such Securities, in cash or otherwise (each of (i), (ii) and (iii) above, a “Sale Transaction”), or (iv) publicly disclose the intention to enter into any Sale Transaction, in any such case commencing on the earlier of the date on which the Company has notice of the circulation of a preliminary or final prospectus for an underwritten Public Offering or the “pricing” of such offering and continuing to the date that is 60 days following the date of the final prospectus for such Public Offering (the “Holdback Period”), except as part of such Public Offering, unless the underwriters managing such registered Public Offering otherwise agree in writing. Notwithstanding the foregoing, (a) this Section 3A shall not be applicable to or otherwise be binding on the holders of Registrable Securities unless the Company complies with its obligations under Section 3B in connection with any such offering and (b) the holders of Registrable Securities will be subject to no more than one Holdback Period in any 12 month period as a result of an underwritten Public Offering in which the Company sells Securities for its own account. If (x) the Company issues an earnings release or discloses other material information or a material event relating to the Company occurs during the last 17 days of the Holdback Period or (y) prior to the expiration of the Holdback Period, the Company announces that it will release earnings results during the 16-day period beginning upon the expiration of such period, then to the extent necessary for a managing or co-managing underwriter of a registered offering required hereunder to comply with FINRA Rule 2711(f)(4) (or any successor thereto) the Holdback Period will be extended until 18 days after the earnings release or disclosure of other material information or the occurrence of the material event, as the case may be (an “Extension”). The Company may impose stop-transfer instructions with respect to its equity securities subject to the foregoing restriction during any Holdback Period or any period of an Extension. Each holder of Registrable Securities agrees to enter into lock-up agreements with the managing underwriter(s) of an underwritten Public Offering in such form as agreed to by the holders of a majority of the Sponsor Registrable Securities participating in such offering; provided that the period of the lock-up shall not be longer than provided in this Section 3A.

3B. The Company (i) shall not file any registration statement for any public sale or make any distribution of its Securities, or cause any such registration statement to become effective, or effect any Sale Transaction, during the Holdback Period or any period of an Extension (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor form), and (ii) shall cause each of its executive officers and directors (other than the WCP Directors and Bain Directors), to agree not to effect any Sale Transaction during such periods (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered Public Offering otherwise agree in writing.

3C. Waivers. If the Company agrees to release any holder of Sponsor Registrable Securities from the restrictions set forth in Section 3A (a “Released Sponsor”), then the Company shall also agree to release each other holder of Sponsor Registrable Securities from its restrictions under such sections up to the number of Registrable Securities equal to the aggregate number of shares held by such holder multiplied by a fraction, the numerator of which is the number of Registrable Securities held by the Released Sponsor and its affiliates that the Company agreed to release from the restrictions set forth in Section 3A, and the denominator of which is the aggregate number of Registrable Securities held by the Released Sponsor and its affiliates that were in aggregate subject to such lock-up.

3D. Public Offerings Prior to the End Date. The holders of Bain Registrable Securities agree that, prior to the End Date, without the consent of the holders of a majority of the WCP Registrable Securities, such consent not to be unreasonably withheld, conditioned or delayed, such holders of Bain Registrable Securities shall not dispose of any Bain Registrable Securities in a Public Offering, other than in connection with an underwritten Demand Registration (including any Shelf Offering) or Piggyback Registration in which the holders of WCP Registrable Securities participate.

Section 4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement (or requested a Shelf Offering), the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities hereunder in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

4A. in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the Commission a registration statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that, before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to counsel selected by the holders of a majority of the Sponsor Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and reasonable comment of such counsel);

4B. notify each holder of Registrable Securities of (i) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (ii) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (iii) the effectiveness of each registration statement filed hereunder;

4C. prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period ending when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the sellers thereof as set forth in such registration statement or, in the case of a Shelf Registration, if earlier, the date as of which all of the Sponsor Registrable Securities included in such registration are able to be sold within a 90-day period in compliance with Rule 144 (but in any event not before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of securities thereunder by any underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

4D. furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), each Free-Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

4E. use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4E, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

4F. promptly notify in writing each seller of such Registrable Securities (i) after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) after receipt thereof, of any request by the Commission for the amendment or supplementing of such registration statement or prospectus or for additional information, and (iii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company promptly shall prepare, file with the Commission and furnish to each such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

4G. prepare and file promptly with the Commission, and notify such holders of Registrable Securities prior to the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, when any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, if any such holders of Registrable Securities or any underwriter for any such holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations promulgated thereunder, the Company shall use its best efforts to prepare promptly upon request of any such holder or underwriter such amendments or supplements to such registration statement and prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

4H. cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

4I. provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

4J. enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities included in such registration, the holders of a majority of the Other Registrable Securities included in such registration or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a split or combination of equity, recapitalization or reorganization and preparing for and participating in such number of “road shows,” investor presentations and marketing events as the underwriters managing such offering may reasonably request);

4K. make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company and cause the Company’s officers, managers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

4L. take all reasonable actions to ensure that any Free-Writing Prospectus prepared by or on behalf of the Company in connection with any Demand Registration or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that, before filing a Free-Writing Prospectus, the Company shall furnish to counsel selected by the holders of a majority of the Sponsor Registrable Securities participating in such Demand Registration or Piggyback Registration copies of all such documents proposed to be filed, which documents shall be subject to the review and reasonable comment of such counsel);

4M. otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158;

4N. permit any holder of Registrable Securities which holder, in its good faith judgment (based on the advice of counsel), could reasonably be expected to be deemed to be an underwriter or a controlling Person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

4O. in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, the Company shall use its reasonable best efforts promptly to obtain the withdrawal of such order;

4P. cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

4Q. cooperate with each holder of Registrable Securities covered by the registration statement and the managing underwriters or agents, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement and enable such securities to be in such denominations and registered in such names as the managing underwriters, or agents, if any, or such holder may request;

4R. cooperate with each holder of Registrable Securities covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

4S. obtain a cold comfort letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Sponsor Registrable Securities included in such registration reasonably request;

4T. if requested by the holders of a majority of the WCP Registrable Securities or a majority of the Bain Registrable Securities included in such registration or required by the underwriters managing such offering, provide a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature, which opinion shall be addressed to the underwriters and the applicable holders of Registrable Securities; and

4U. cooperate with the holders of Registrable Securities subject to the registration statement and with the managing underwriter or agent, if any, to facilitate any Charitable Gifting Event and to prepare and file with the Commission such amendments and supplements to such registration statements and the prospectus used in connection therewith as may be necessary to permit any such recipient Charitable Organization to sell in the Public Offering if it so elects.

Section 5. Certain Obligations of Holders of Registrable Securities. Each holder of Registrable Securities that sells such securities pursuant to a registration under this Agreement agrees as follows:

5A. Such holder (if such holder is an employee or independent contractor of the Company or any of its Subsidiaries) shall cooperate with the Company (as reasonably requested by the Company) in connection with the preparation of the registration statement, and, for so long as the Company is obligated to file and keep effective such registration statement, each holder of Registrable Securities that is participating in such registration shall provide to the Company, in writing, for use in the applicable registration statement, all such information regarding such holder and its plan of distribution of such securities as may be reasonably necessary to enable the Company to prepare the registration statement and prospectus covering such securities, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

5B. During such time as a holder of Registrable Securities may be engaged in a distribution of such securities, such holder shall distribute such securities under the registration statement solely in the manner described in the registration statement.

5C. Each Person that is participating in any registration under this Agreement, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4F, shall immediately discontinue the disposition of its securities of the Company pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 4F. In the event the Company has given any such notice, the applicable time period set forth in Section 4C during which a registration statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 5C to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4F.

Section 6. Registration Expenses.

6A. All expenses incident to the Company’s performance of or compliance with this Agreement, including all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, filing expenses, printing expenses, messenger and delivery expenses, fees and disbursements of custodians and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company as provided in this Agreement, and the Company also shall pay all of its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. Notwithstanding anything to the contrary contained herein, each seller of securities pursuant to a registration under this Agreement shall bear and pay all underwriting discounts and commissions applicable to the securities sold for such seller’s account.

6B. In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by either (a) the holders of a majority of the WCP Registrable Securities requesting inclusion in such registration or offering or (b) the holders of a majority of the Bain Registrable Securities requesting inclusion in such registration or offering, based upon whether the holders of WCP Registrable Securities or the holders of Bain Registrable Securities are collectively requesting inclusion of more Registrable Securities in such registration or offering and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

6C. To the extent any expenses relating to a registration hereunder are not required to be paid by the Company, each holder of securities included (or requested to be included) in any registration hereunder shall pay those expenses allocable to the registration (or proposed registration) of such holder’s securities so included (or requested to be included), and any expenses not so allocable shall be borne by all sellers of securities requested to be included in such registration in proportion to the aggregate selling price of the securities to be so registered.

Section 7. Indemnification.

7A. The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, members, managers, partners, agents, affiliates and employees and each Person who controls such holder (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, actions, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) caused by, resulting from, arising out of, based upon or related to any of the following statements, omissions or violations by the Company: (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus, preliminary prospectus or Free-Writing Prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration under the securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and to pay to each holder of Registrable Securities, its officers, directors, members, managers, partners, agents, affiliates and employees and each Person who controls such holder (within the meaning of the Securities Act or the Exchange Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except insofar as the same are caused by or contained in any information furnished in writing to the Company or any managing underwriter by such holder expressly for use therein. In connection with an underwritten offering, the Company shall indemnify any underwriters or deemed underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities (or to such lesser extent that may be agreed to between the underwriters and the Company).

7B. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company and the managing underwriter in writing such information and affidavits as the Company or the managing underwriter reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder expressly for use therein; provided that, in the event that a court of competent jurisdiction decides against any such allegations of untrue statements or omissions of a material fact, such holders shall be reimbursed for any amounts previously paid hereunder with respect to such allegations; provided further that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

7C. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicting indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration by such conflicting indemnified parties, at the expense of the indemnifying party. No indemnifying party, in the defense of such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

7D. Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 7A or Section 7B are unavailable to or insufficient to hold harmless an indemnified party in respect of or is otherwise unenforceable with respect to any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7D were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7D. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 7C, defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The sellers’ obligations in this Section 7D to contribute shall be several in proportion to the amount of securities registered by them and not joint and shall be limited for each seller to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration.

7E. The indemnification and contribution provided for under this Agreement shall be in addition to any other rights to indemnification and contribution that any indemnified party may have pursuant to law or contract and shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company and each holder of Registrable Securities also agrees to make such provisions, as are reasonable requested by any indemnified party, for contribution to such indemnified party in the event such Person’s indemnification is unavailable for any reason.

7F. No indemnifying party shall, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party a release from all liability in respect to such claim or litigation.

Section 8. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including pursuant to any over-allotment or “green shoe” option requested by the underwriters, provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents customarily required under the terms of underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters in connection with an underwritten registration (other than representations and warranties regarding such holder, such holder’s title to the securities and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise specifically provided in Section 7, or to agree to any lock-up or holdback restrictions, except as otherwise specifically provided in Section 3A.

Section 9. Other Agreements. At all times after the Company has filed a registration statement with the Commission pursuant to the requirements of either the Securities Act or the Exchange Act, the Company shall use its reasonable best efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required to enable such Persons to sell securities pursuant to (i) Rule 144 or any similar rule or regulation hereafter adopted by the Commission or (ii) a registration statement on Form S-3 or any similar registration form hereafter adopted by the Commission. Upon reasonable request, the Company shall deliver to the WCP Investors, Bain Investors and the Other Investors a written statement as to whether it has complied with such requirements. The Company shall at all times use its reasonable best efforts to cause the securities so registered to be listed on one or more of the New York Stock Exchange, the American Stock Exchange and/or the NASDAQ Stock Market.

Section 10. Subsidiary Public Offering. If the Company distributes securities of a Subsidiary to its equity holders, then the rights of holders hereunder and the obligations of the Company pursuant to this Agreement shall apply, mutatis mutandis, to such Subsidiary, and the Company shall cause such Subsidiary to comply with such Subsidiary’s obligations under this Agreement.

Section 11. Definitions.

“Bain Directors” means any director of the Company, the designation of whom is controlled by one or more holders of securities that are or were Bain Registrable Securities.

“Bain Registrable Securities” means (i) the Common Stock issued to the Bain Investors pursuant to the Merger Agreement, (ii) any other securities issued or issuable directly or indirectly with respect to the securities described in clause (i) of this definition by way of a dividend, distribution or equity split or in connection with an exchange or a combination of equity interests, recapitalization, reclassification, merger, consolidation or other reorganization, and (iii) any other securities of the Company held at any time by Persons holding securities described in clause (i) or (ii) of this definition. As to any particular Bain Registrable Securities, such securities shall cease to be Bain Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) or repurchased by the Company or any Subsidiary. For purposes of this Agreement, a Person shall be deemed to be a holder of Bain Registrable Securities and such Bain Registrable Securities shall be deemed to be in existence whenever such Person has the right to acquire, directly or indirectly, such Bain Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Bain Registrable Securities hereunder. Notwithstanding the foregoing, any particular Bain Registrable Securities held by any Person that may be sold under Rule 144(b)(1)(i) without limitation under any of the other requirements of Rule 144 (as confirmed by an opinion of the Company’s counsel) shall not be deemed to be Bain Registrable Securities.

“Charitable Gifting Event” means any transfer by a holder of Sponsor Registrable Securities, or any subsequent transfer by such holder’s members, partners or other employees, in connection with a bona fide gift to any Charitable Organization made on the date of, but prior to, the execution of the underwriting agreement entered into in connection with any underwritten Public Offering.

“Charitable Organization” means a charitable organization as described by Section 501(c)(3) of the Internal Revenue Code of 1986, as in effect from time to time.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time-to-time thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Free-Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.

“Other Registrable Securities” means (i) the Common Stock of the Company distributed by Holdings to the Other Investors, (ii) any other securities issued or issuable directly or indirectly with respect to the securities described in clause (i) of this definition by way of a dividend, distribution or equity split or in connection with an exchange or a combination of equity interests, recapitalization, reclassification, merger, consolidation or other reorganization (including any common stock issued or issuable to the Other Investors in connection with the conversion of the Company from a limited liability company to a corporation), and (iii) any other securities of the Company held at any time by Persons holding securities described in clause (i) or (ii) of this definition. As to any particular Other Registrable Securities, such securities shall cease to be Other Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) or repurchased by the Company or any Subsidiary. As to any particular Other Registrable Securities held by any Other Investor, such securities shall also cease to be Other Registrable Securities when they have been distributed by such Other Investor to any of its direct or indirect partners or members or their affiliates. For purposes of this Agreement, a Person shall be deemed to be a holder of Other Registrable Securities and such Other Registrable Securities shall be deemed to be in existence whenever such Person has the right to acquire, directly or indirectly, such Other Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Other Registrable Securities hereunder. Notwithstanding the foregoing, any Other Registrable Securities held by any Person that may be sold under Rule 144(b)(1)(i) without limitation under any of the other requirements of Rule 144 (as confirmed by an opinion of the Company’s counsel) shall not be deemed to be Other Registrable Securities.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Public Offering” means any sale or distribution by the Company and/or holders of Registrable Securities to the public of Common Stock pursuant to an offering registered under the Securities Act.

“Registrable Securities” means, collectively, the WCP Registrable Securities, the Bain Registrable Securities and the Other Registrable Securities.

“Rule 144”, “Rule 158”, “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Commission, as the same shall be amended from time to time, or any successor rule then in force.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time-to-time thereunder.

“Sponsor Registrable Securities” means collectively the WCP Registrable Securities and the Bain Registrable Securities.

“Subsidiary” has the meaning set forth in the Amended and Restated Stockholders Agreement, dated as of the date hereof, by and among the Company, the WCP Investors, the Bain Investors and certain other persons party thereto.

“WCP Directors” means any director of the Company, the designation of whom is controlled by one or more holders of securities that are or were WCP Registrable Securities.

“WCP Registrable Securities” means (i) the Common Stock of the Company distributed by Holdings to the WCP Investors, (ii) any other securities issued or issuable directly or indirectly with respect to the securities described in clause (i) of this definition by way of a dividend, distribution or equity split or in connection with an exchange or a combination of equity interests, recapitalization, reclassification, merger, consolidation or other reorganization (including any common stock issued or issuable in connection with the conversion of the Company from a limited liability company to a corporation or any similar reorganization of the Company and its Subsidiaries in anticipation of a registered offering), and (iii) any other securities of the Company held at any time by Persons holding securities described in clause (i) or (ii) of this definition. As to any particular WCP Registrable Securities, such securities shall cease to be WCP Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) or repurchased by the Company or any Subsidiary. For purposes of this Agreement, a Person shall be deemed to be a holder of WCP Registrable Securities and such WCP Registrable Securities shall be deemed to be in existence whenever such Person has the right to acquire, directly or indirectly, such WCP Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of WCP Registrable Securities hereunder. Notwithstanding the foregoing, any particular WCP Registrable Securities held by any Person that may be sold under Rule 144(b)(1)(i) without limitation under any of the other requirements of Rule 144 (as confirmed by an opinion of the Company’s counsel) shall not be deemed to be WCP Registrable Securities.

“WKSI” means a well-known seasoned issuer, as defined under Rule 405.

Section 12. Miscellaneous.

12A. No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

12B. Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities that would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or that would materially and adversely affect the marketability of such Registrable Securities in any such registration (including effecting a split or a combination of securities).

12C. Remedies. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The Parties agree and acknowledge that the holders of Registrable Securities would be irreparably harmed by, and money damages would not be an adequate remedy for, any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

12D. Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, and any provision of this Agreement may be waived, only upon the prior written consent of the Company, the holders of a majority of the WCP Registrable Securities then outstanding and the holders of a majority of the Bain Registrable Securities then outstanding; provided that to the extent any such amendment or waiver materially and adversely affects the specific rights of the holders of Other Registrable Securities in a manner differently than the holders of WCP Registrable Securities or the Bain Registrable Securities, such amendment or waiver shall not be binding on the holders of Other Registrable Securities without the prior written consent of the holders of a majority of the Other Registrable Securities (but with it being understood that the addition of other Persons as parties hereto, including in the capacity as Other Investors, in no event shall require the consent of any holders of Other Registrable Securities). No course of dealing between or among the Parties (including the failure of any party to enforce any of the provisions of this Agreement) shall be deemed effective to modify, amend, waive or discharge any part of this Agreement or any rights or obligations of any Party under or by reason of this Agreement, and the failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach.

12E. Successors and Assigns. This Agreement and all of the covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the Parties, shall bind and inure to the benefit of the respective successors and assigns of the Parties whether so expressed or not, except that neither this Agreement nor any of the covenants and agreements herein or rights, interests or obligations hereunder may be assigned or delegated by the Company, without the prior written consent of the holders of a majority of the WCP Registrable Securities then outstanding and the holders of a majority of the Bain Registrable Securities then outstanding. Without limiting the foregoing, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of holders of WCP Registrable Securities, the Bain Registrable Securities or Other Registrable Securities are

also for the benefit of, and enforceable by, any subsequent holder of WCP Registrable Securities, the Bain Registrable Securities and (to the extent approved in writing by the Company) Other Registrable Securities, as applicable.

12F. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by or illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only in such jurisdiction and to the extent of such prohibition or illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement in such jurisdiction or any provisions of this Agreement in any other jurisdiction.

12G. Counterparts. This Agreement and any amendments hereto or thereto, to the extent signed and delivered in counterparts (any one of which need not contain the signatures of more than one party hereto or thereto, but all such counterparts together shall constitute one and the same Agreement) by means of a facsimile machine or electronic transmission in portable document format (pdf), shall be treated in all manner and respects as an original thereof and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any party hereto or thereto, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties hereto or thereto. No party hereto shall raise the use of a facsimile machine or electronic transmission in pdf to deliver a signature or the fact that any signature or document was transmitted or communicated through the use of facsimile machine as a defense to the formation of a contract, and each such party forever waives any such defense.

12H. Descriptive Headings; Interpretation. The headings and captions used in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the word “including” herein shall mean “including without limitation.” Any reference to the masculine, feminine or neuter gender shall be deemed to include any gender or all three as appropriate.

12I. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

12J. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given only (i) when delivered personally to the recipient, (ii) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid) provided that confirmation of delivery is received, (iii) upon machine-generated acknowledgment of receipt after transmittal by facsimile (provided that a confirmation copy is sent via reputable overnight courier service for delivery within two business days thereafter), or (iv) five days after being mailed to the recipient by certified or registered mail (return receipt requested and postage prepaid). Such notices, demands and other communications shall be sent to the WCP Investors at the address set forth on the Schedule of WCP Investors, to the Bain Investors at the address set forth on the Schedule of Bain Investors, to the Other Investors at the addresses set forth on the Schedule of Other Investors and to the Company at the address indicated below:

Acadia Healthcare Company, Inc.

830 Crescent Centre Drive, Suite 610

Franklin, Tennessee 37067

Attention:	Chief Executive Officer and General Counsel
Facsimile:	(615) 732-6315

with copies (which shall not constitute notice) to:

Waller Lansden Dortch & Davis, LLP

511 Union Street, Suite 2700

Nashville, Tennessee 37219

Attention:	James H. Nixon III
Facsimile:	(615) 244-6804

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

12K. Rights Cumulative. The rights and remedies of each of the Parties under this Agreement shall be cumulative and not exclusive of any rights or remedies which a Party would otherwise have hereunder at law or in equity or by statute, and no failure or delay by either party in exercising any right or remedy shall not impair any such right or remedy or operate as a waiver of such right or remedy, and neither shall any single or partial exercise of any power or right preclude a Party’s other or further exercise thereof or the exercise of any other power or right.

12L. No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

12M. Complete Agreement. This Agreement and the other agreements and instruments referred to herein contain the complete agreement between the Parties with respect to the subject matter hereof and thereof and supersede any prior understandings, agreements and representations by or between the parties hereto (whether written or oral) which may have related to the subject matter hereof or thereof in any way (including, without limitation, the Prior Agreement).

12N. Post-Signing Actions. Within ten business days following the later of (i) the date of the Merger Agreement and (ii) the Company’s receipt of financial statements of CRC that, in the reasonable judgment of the Company and its counsel, comply with the Company’s obligations under Section 3-05 of Regulation S-X (it being understood that such financial statements may omit segment information if allowed under applicable accounting guidance) and any other information that, in the reasonable judgment of the Company and its counsel, is required for the preparation of pro forma financial statements, the Company shall file a Form 8-K with the Commission with such financial statements of CRC and such pro forma financial statements.

12O. Effectiveness. Except for Section 12N and Section 1C.(b)-(d), each of which shall be effective as of the date hereof (and this Article 12 to the extent applicable to Section 12N or Section 1C.(b)-(d)), notwithstanding any other provision of this Agreement, this Agreement shall not become effective (and the Current Agreement shall remain in full force and effect) until the effective time of the Merger.

*    *    *    *    *

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Second Amended and Restated Registration Rights Agreement as of the date first written above.

THE COMPANY:

ACADIA HEALTHCARE COMPANY, INC.

By:	/s/ Joey A. Jacobs
Name:	Joey A. Jacobs
Its:	Chief Executive Officer

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Second Amended and Restated Registration Rights Agreement as of the date first written above.

WCP INVESTORS:

WAUD CAPITAL PARTNERS II, L.P.

By:	Waud Capital Partners Management II, L.P.
Its:	General Partner

By:	Waud Capital Partners II, L.L.C.
Its:	General Partner

By:	/s/ Reeve B. Waud
Name:	Reeve B. Waud
Its:	Authorized Signatory

WAUD CAPITAL PARTNERS QP II, L.P.

By:	Waud Capital Partners Management II, L.P.
Its:	General Partner

By:	Waud Capital Partners II, L.L.C.
Its:	General Partner

By:	/s/ Reeve B. Waud
Name:	Reeve B. Waud
Its:	Authorized Signatory

WCP FIF II (ACADIA), L.P.

By:	Waud Capital Partners Management II, L.P.
Its:	General Partner

By:	Waud Capital Partners II, L.L.C.
Its:	General Partner

By:	/s/ Reeve B. Waud
Name:	Reeve B. Waud
Its:	Authorized Signatory

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Second Amended and Restated Registration Rights Agreement as of the date first written above.

WCP INVESTORS:

WAUD CAPITAL PARTNERS III, L.P.

By:	Waud Capital Partners Management III, L.P.
Its:	General Partner

By:	Waud Capital Partners III, L.L.C.
Its:	General Partner

By:	/s/ Reeve B. Waud
Name:	Reeve B. Waud
Its:	Authorized Signatory

WAUD CAPITAL PARTNERS QP III, L.P.

By:	Waud Capital Partners Management III, L.P.
Its:	General Partner

By:	Waud Capital Partners III, L.L.C.
Its:	General Partner

By:	/s/ Reeve B. Waud
Name:	Reeve B. Waud
Its:	Authorized Signatory

WCP FIF III (ACADIA), L.P.

By:	Waud Capital Partners Management III, L.P.
Its:	General Partner

By:	Waud Capital Partners III, L.L.C.
Its:	General Partner

By:	/s/ Reeve B. Waud
Name:	Reeve B. Waud
Its:	Authorized Signatory

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Second Amended and Restated Registration Rights Agreement as of the date first written above.

WCP INVESTORS:

WAUD CAPITAL AFFILIATES II, L.L.C.

By:	/s/ Reeve B. Waud
Name:	Reeve B. Waud
Its:	Authorized Signatory

WAUD CAPITAL AFFILIATES III, L.L.C.

By:	/s/ Reeve B. Waud
Name:	Reeve B. Waud
Its:	Authorized Signatory

WAUD FAMILY PARTNERS, L.P.

By:	/s/ Reeve B. Waud
Name:	Reeve B. Waud
Its:	Authorized Signatory

REEVE B. WAUD 2011 FAMILY TRUST

By:	/s/ Cornelius B. Waud
Name:	Cornelius B. Waud
Its:	Trustee

WAUD CAPITAL PARTNERS, LLC

By:	/s/ Reeve B. Waud
Name:	Reeve B. Waud
Its:	General Partner

CRYSTAL COVE LP

By:	/s/ Reeve B. Waud
Name:	Reeve B. Waud
Its:	Sole Manager

REEVE B. WAUD

/s/ Reeve B. Waud

MELISSA WAUD

/s/ Melissa Waud

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Second Amended and Restated Registration Rights Agreement as of the date first written above.

OTHER INVESTORS:

Name: Danny Carpenter

/s/ Fred T. Dodd
Name: Fred T. Dodd

/s/ Ron Fincher
Name: Ron Fincher

/s/ Christopher L. Howard
Name: Christopher L. Howard

/s/ Joey A. Jacobs
Name: Joey A. Jacobs

Name: Jack E. Polson

Name: Robert Swinson

/s/ Brent Turner
Name: Brent Turner

Name: Randall Goldberg

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Second Amended and Restated Registration Rights Agreement as of the date first written above.

OTHER INVESTORS:

JEREMY BRENT JACOBS GST NON-EXEMPT TRUST U/A/D 04-26-2011

By:	/s/ Joey A. Jacobs
Name:	Joey A. Jacobs
Its:	Trustee

SCOTT DOUGLAS JACOBS GST NON-EXEMPT TRUST U/A/D 04-26-2011

By:	/s/ Joey A. Jacobs
Name:	Joey A. Jacobs
Its:	Trustee

ELIZABETH GRACE TURNER 2011 VESTED TRUST

By:	/s/ Caryn Turner
Name:	Caryn Turner
Its:	Trustee

WILLIAM JESSE TURNER 2011 VESTED TRUST

By:	/s/ Caryn Turner
Name:	Caryn Turner
Its:	Trustee

RAS W. FINCHER II TRUST U/A/D 09-13-2011

By:	/s/ Joey A. Jacobs
Name:	Joey A. Jacobs
Its:	Trustee

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Second Amended and Restated Registration Rights Agreement as of the date first written above.

OTHER INVESTORS

MORGAN M. FINCHER TRUST U/A/D 09-13-2011

By:	/s/ Joey A. Jacobs
Name:	Joey A. Jacobs
Its:	Trustee

CODY C. FINCHER TRUST U/A/D 09-13-2011

By:	/s/ Joey A. Jacobs
Name:	Joey A. Jacobs
Its:	Trustee

JACK E. POLSON FAMILY 2013 GRANTOR RETAINED ANNUITY TRUST

By:
Name:	Jack E. Polson
Its:	Trustee

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Second Amended and Restated Registration Rights Agreement as of the date first written above.

BAIN INVESTORS:

BAIN CAPITAL FUND VIII, LLC

By:	Bain Capital Fund VIII, L.P., its sole member

By:	Bain Capital Partners VIII, L.P., its general partner

By:	Bain Capital Investors, LLC, its general partner

By:	/s/ Christopher Gordon
Name: Christopher Gordon
Title: Managing Director

BAIN CAPITAL VIII COINVESTMENT FUND, LLC

By:	Bain Capital VIII Coinvestment Fund, L.P., its sole member

By:	Bain Capital Partners VIII, L.P., its general partner

By:	Bain Capital Investors, LLC, its general partner

By:	/s/ Christopher Gordon
Name: Christopher Gordon
Title: Managing Director

BCIP ASSOCIATES – G

By:	Bain Capital Investors, LLC, its managing partner

By:	/s/ Christopher Gordon
Name: Christopher Gordon
Title: Managing Director

BCIP ASSOCIATES III, LLC

By:	BCIP Associates III, its manager

BY:	Bain Capital Investors, LLC, its managing partner

By:	/s/ Christopher Gordon
Name: Christopher Gordon
Title: Managing Director

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Second Amended and Restated Registration Rights Agreement as of the date first written above.

BAIN INVESTORS:

BCIP T ASSOCIATES III, LLC

By:	Bain Trust Associates III, its manager

BY:	Bain Capital Investors, LLC, its managing partner

By:	/s/ Christopher Gordon
Name: Christopher Gordon
Title: Managing Director

BCIP ASSOCIATES III-B, LLC

By:	BCIP Associates III-B, its manager

BY:	Bain Capital Investors, LLC, its managing partner

By:	/s/ Christopher Gordon
Name: Christopher Gordon
Title: Managing Director

BCIP T ASSOCIATES III-B, LLC

By:	BCIP Trust Associates III-B, its manager

BY:	Bain Capital Investors, LLC, its managing partner

By:	/s/ Christopher Gordon
Name: Christopher Gordon
Title: Managing Director

RGIP, LP

By:	RGIP GP, LLC, its general partner

By:	/s/ Alfred Rose
Name: Alfred Rose
Title: Managing Member

SCHEDULE OF WCP INVESTORS

Waud Capital Partners II, L.P.

Waud Capital Partners QP II, L.P.

WCP FIF II (Acadia), L.P.

Waud Capital Partners III, L.P.

Waud Capital Partners QP III, L.P.

WCP FIF III (Acadia), L.P.

Waud Capital Affiliates II, LLC

Waud Capital Affiliates III, LLC

Waud Family Partners, L.P.

Waud Capital Partners, LLC

Crystal Cove LP

Reeve B. Waud

Melissa Waud

Notice address for each WCP Investor:	300 North LaSalle Street, Ste. 4900
Chicago, Illinois 60654
Attention: Reeve B. Waud
Mark Flower
Facsimile: (312) 676-8444

SCHEDULE OF OTHER INVESTORS

Danny Carpenter

Fred T. Dodd

Christopher L. Howard

Jack E. Polson

Robert Swinson

Randall Goldberg

Jeremy Brent Jacobs GST Non-Exempt Trust U/A/D 04-26-2011

Scott Douglas Jacobs GST Non-Exempt Trust U/A/D 04-26-2011

Elizabeth Grace Turner 2011 Vested Trust

William Jesse Turner 2011 Vested Trust

Ras W. Fincher II Trust U/A/D 09-13-2011

Morgan M. Fincher Trust U/A/D 09-13-2011

Cody C. Fincher Trust U/A/D 09-13-2011

Jack E. Polson Family 2013 Grantor Retained Annuity Trust

Joey A. Jacobs

William Brent Turner

Ron Fincher

Notice address for the Other Investors:	c/o Acadia Healthcare Company, Inc.
830 Crescent Centre Drive, Suite 610,
Franklin, TN 37067
Attention: Chief Executive Officer and General Counsel
Facsimile: (615) 261-9685

Or such other address provided in writing by any Other Investor to all other parties hereto.

SCHEDULE OF BAIN INVESTORS

Bain Capital Fund VIII, LLC

Bain Capital VIII Coinvestment Fund, LLC

BCIP Associates III, LLC

BCIP Associates – G

BCIP Associates III-B, LLC

BCIP T Associates III, LLC

BCIP T Associates III-B, LLC

RGIP, LP

Notice address for the Bain Investors:	Bain Capital Partners, LLC
John Hancock Tower
200 Clarendon Street
Boston, MA 02116
Attention: Chris Gordon
Facsimile: (617) 516-2010